LONDON PACIFIC LIFE & ANNUITY COMPANY

                            LPLA SEPARATE ACCOUNT ONE

                                       AND

                       LPT VARIABLE INSURANCE SERIES TRUST

                   Prospectus Supplement dated August 21, 2002


     The following information supplements the information contained in the most recent prospectuses:

Status of London Pacific Life & Annuity Company

     On July 3, 2002, the Commissioner of Insurance ("Commissioner") of the North Carolina Department of Insurance issued an order ("Summary Order") declaring that London Pacific Life & Annuity Company ("London Pacific") was under the supervision of the Commissioner. The Summary Order required London Pacific to obtain prior written approval from the Commissioner before undertaking a number of various actions.

     Supplementary Instructions issued by the Commissioner, effective July 9, 2002, required London Pacific to make certain reports to the Commissioner or its representative and to limit payments to affiliates. The Supplementary Instructions also required that certain transactions were to be expressly approved by the North Carolina Department of Insurance during the period of supervision of London Pacific unless London Pacific was subsequently otherwise notified.

     On August 6, 2002, an Order of Rehabilitation and Preliminary Injunction was issued in the Superior Court of Wake County, North Carolina. The Commissioner was appointed as Rehabilitator of London Pacific. As Rehabilitator, the Commissioner is authorized to take possession of all of London Pacific's assets and properties, and continue to operate their businesses and manage their properties as deemed appropriate, pursuant to applicable North Carolina Insurance Law.

     Currently, the Rehabilitator anticipates that it will continue to pay all policy claims and surrenders including all claims and requests relating to fixed and variable annuity policies, such as your Contract, and to process other policy owner transactions in the normal course of business. It is uncertain going forward whether the Rehabilitator will be able to make such payments with respect to the Fixed Account in full, without delays or moratoriums. Under applicable law, the assets of the LPLA Separate Account One (the "Separate Account") will not be chargeable with the liabilities arising out of any other business London Pacific has conducted or may conduct and further, the variable annuity policies will not be chargeable with such liabilities. Although the Fixed Account assets may be charged with the liabilities arising out of any other business London Pacific has conducted or may conduct, such assets may be subject to certain protections under state life and health insurance guaranty association laws, as applicable.

Restrictions on Transfers

     Until further notice, you are not permitted to make transfers from the Fixed Account to the Investment Options of the Separate Account and from the Investment Options of the Separate Account to the Fixed Account. However, transfers among the Investment Options of the Separate Account are still permitted.

Discontinuation of Expense Reimbursement

     The Rehabilitator has determined that applicable state insurance laws preclude London Pacific from continuing to reimburse expenses of LPT Variable Insurance Series Trust ("LPT Trust"). Therefore, effective September 1, 2002, expenses of the LPT Trust will no longer be reimbursed. See the LPT Trust's Semi-Annual Report for information regarding what the expenses would have been without reimbursement for the period ended June 30, 2002. Once expenses for the LPT Trust portfolios are no longer reimbursed, performance for the LPT Trust portfolios may be significantly lower.

Substitution of Funds

     London Pacific proposes to substitute the shares held by its Separate Account in the portfolios of LPT Trust with shares of portfolios of other funds ("Substituting Portfolios"). The Substituting Portfolios are series of MFS Variable Insurance Trust, advised by Massachusetts Financial Services Company. London Pacific will file an application with the Securities and Exchange Commission ("Commission") shortly requesting an order approving the Substitution, and subject to any prior approval by applicable state insurance authorities, London Pacific proposes to effect the Substitution as soon as is practical. The proposed Substitutions are as follows:

      LPT Trust Portfolios                    Substituting Portfolios

      RS Diversified Growth Portfolio         MFS New Discovery Series
      Harris Associates Value Portfolio       MFS Investors Trust Series
      LPA Core Equity Portfolio               MFS Value Series
      Strong Growth Portfolio                 MFS Investors Growth Stock Series
      MFS Total Return Portfolio              MFS Total Return Series

     Since May 1, 2002, the Contracts have not been available for new sales and existing Owners have not been permitted to make additional contributions to the Contracts.

     An Owner, prior to the date of the Substitution, may transfer his/her Contract Value in the LPT Trust Portfolios to any other portfolio available under the Contract without any limitation or charge being imposed.

     A complete list of all portfolios which are available under the Contract is set forth in the Prospectus. You may obtain a Prospectus by writing or calling London Pacific's Annuity Service Center at the address or telephone number shown below.

     London Pacific will effect the Substitution by simultaneously placing an order to redeem the shares of the LPT Trust Portfolios and an order to purchase shares of the Substituting Portfolios.

     London Pacific will bear the expenses attributable to the Substitution. London Pacific will send affected Owners a notice within five days after the Substitution.

                      London Pacific Life & Annuity Company
                             Annuity Service Center
                                  P.O. Box 2956
                          Raleigh, North Carolina 27626
                                 (800) 852-3152